AXS Multi-Strategy Alternatives Fund

Class R-1 Shares: KCMTX

Class I Shares: KCMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 7, 2022, to the

Summary Prospectus dated February 2, 2021.

Effective immediately, Mark Lacuesta no longer serves as portfolio manager to the AXS Multi-Strategy Alternatives Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Lacuesta are hereby deleted in their entirety. Parker Binion will continue to serve as portfolio manager to the Fund.

Please file this Supplement with your records.